Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT VARIABLE ANNUITY

A flexible premium deferred variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated June 30, 2020 to the Prospectus and

Statement of Additional Information ("SAI") dated May 1, 2012

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2012.

Effective immediately, the following funds have been renamed and all references to the old names in the Prospectus and SAI are hereby deleted and replaced with the new names:

Old Name	New Name
Federated Fund for U.S. Government Securities II	Federated Hermes Fund for U.S. Government Securities II
Federated Managed Volatility Fund II	Federated Hermes Managed Volatility Fund II
Third Avenue Value Portfolio	Third Avenue FFI Strategies Portfolio

VanEck VIP Unconstrained Emerging Markets Bond Fund	VanEck VIP Emerging Markets Bond Fund

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (800) 838-0650, or write to the Retirement Resource Operations Center at P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1,

2012.

Please read this Supplement carefully and retain it for future reference.